UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2010

Retractable Technologies, Inc.

(Exact name of registrant as specified in its charter)

Texas	000-30885	75-2599762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

511 Lobo Lane, Little Elm, Texas	75068-0009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 294-1010

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 8.01                                            Other Events.

On May 19, 2010, Retractable Technologies, Inc. issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99.1, announcing a 61.0% sales increase for the first quarter of 2010.

On May 24, 2010, Retractable Technologies, Inc. issued a press release, a copy of which is attached to this Form 8-K as Exhibit 99.2, announcing that a Final Judgment and Permanent Injunction was entered in its patent litigation suit against Becton, Dickinson and Company.  The press release also announces a new litigation fee arrangement with its legal counsel, capping future litigation expenditures.

Item 9.01                                            Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press release announcing a 61.0% sales increase for the first quarter of 2010.

99.2	Press release announcing a Final Judgment and Permanent Injunction in a patent litigation suit and a litigation fee arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 25, 2010	RETRACTABLE TECHNOLOGIES, INC.
(Registrant)

	BY:	/s/ Thomas J. Shaw
THOMAS J. SHAW
PRESIDENT AND CHIEF EXECUTIVE OFFICER